Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Global Strategy Fund

(the “Fund”)

Supplement dated June 4, 2026, to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated October 1, 2025, as supplemented to date

Effective immediately, Sundaram Chettiappan, CFA, and Berkeley Belknap no longer serve as portfolio managers to the Fund. Accordingly, all references to Mr. Chettiappan and Ms. Belknap are deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety. Effective immediately, Adrian H. Chan, CFA, Brett Goldstein, CFA, and Laura Green, CFA, are added as portfolio managers to the Fund.

Effective September 30, 2026, Jack P. McIntyre, CFA, portfolio manager to the Fund, will retire from Brandywine Global Investment Management, LLC. Effective close of business, September 30, 2026, Mr. McIntyre will no longer serve as a portfolio manager to the Fund and all references to Mr. McIntyre will be deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” and the subsection of the Prospectus entitled “Fund Summary: Global Strategy Fund – Investment Adviser – Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since

Franklin Advisers
Brett Risser Vice President and Portfolio Manager, Head of Quantitative Equity Portfolio Management	September 2025
Chris Floyd, CFA Senior Vice President, Portfolio Manager	September 2025
Thomas A. Nelson, CFA, CAIA Senior Vice President and Head of Market Strategy, Portfolio Manager – determines top-down allocations	2021
Adrian H. Chan, CFA Senior Vice President and Head of Systematic Equity, Portfolio Manager	June 2026
Brett Goldstein, CFA Senior Vice President and Head of Multi-Asset, Portfolio Manager	June 2026
Laura Green, CFA Vice President and Portfolio Manager	June 2026

Brandywine Global
Michael Arno, CFA Portfolio Manager – Senior Research Analyst	2021
Tracy Chen, CFA, CAIA Portfolio Manager	2021
Brian L. Kloss, JD, CPA Portfolio Manager	2021
Renato Latini, CFA Portfolio Manager – Senior Research Analyst	2021
Jack P. McIntyre, CFA* Portfolio Manager	2021
Anujeet Sareen, CFA Portfolio Manager	2021

*	Effective September 30, 2026, Mr. McIntyre will no longer serve as a portfolio manager to the Fund.

The subsection of the Prospectus entitled “Management — Investment Subadvisers — Global Strategy Fund — Franklin Advisers, Inc. (‘Franklin Advisers’)” is deleted in its entirety and replaced with the following:

Franklin Advisers, Inc. (“Franklin Advisers”)

One Franklin Parkway, San Mateo, California 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton Investments”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of April 30, 2026, Franklin Templeton Investments managed approximately $1.74 trillion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Fund is Brett Risser, Chris Floyd, CFA, Thomas A. Nelson, CFA, CAIA, Adrian H. Chan, CFA, Brett Goldstein, CFA, and Laura Green, CFA.

Mr. Risser is a vice president and portfolio manager with Franklin Templeton Investment Solutions (“FTIS”) with the Systematic Equity team, which he joined in 2023. He has over 20 years of experience in the investment industry, having started his career in 2000. Prior to Franklin Templeton, Mr. Risser spent nearly two decades at Putnam Investments, where he served as a portfolio manager in the Global Asset Allocation group. He was instrumental in developing the overall strategy and positioning for Putnam’s asset allocation portfolios, and managed three international strategies: long-only international equity, concentrated long/short international equity, and long/short emerging-market equity. Earlier in his career at Putnam, Mr. Risser was a quantitative analyst in the Equities group, where he developed and maintained quantitative models for equity analysis and buy/sell recommendations. Before joining Putnam, Mr. Risser worked at State Street Research & Management Company, where he served as an equity research associate and a quantitative research associate. Mr. Risser holds a bachelor of science degree in computer information systems from Suffolk University.

Mr. Floyd, CFA is a senior vice president and portfolio manager for FTIS. He is the lead portfolio manager for the International large cap and small cap active factor equity strategies and serves as co-portfolio manager for the Global and US active factor equity strategies. He is an active member of the FTIS Investment Strategy and Research Committee. Prior to Franklin Templeton, Mr. Floyd was a member of the Equity Portfolio Manager group at QS Investors, a quantitative multi-asset and equity manager. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions. Previously, Mr. Floyd served as a developed markets senior portfolio manager at Batterymarch Financial Management, which merged with QS Investors in 2014. Before Batterymarch, he performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank. Mr. Floyd holds a bachelor of arts in economics from Dartmouth College and an MBA from Cornell University. He also holds the Chartered Financial Analyst (CFA) designation.

Mr. Nelson, CFA, CAIA, is Co-Head of Investment Research and is a senior vice president for FTIS. He is a member of the Investment Strategy & Research Committee. Mr. Nelson is a portfolio manager of a number of funds offered for sale in various jurisdictions. He is lead portfolio manager of the Franklin NextStep Fund series, the Franklin VolSmart Allocation VIP Fund and numerous model portfolio programs. He is portfolio manager of Franklin LifeSmart Retirement Target Funds, the Franklin Fund Allocator Series available in the United States and several custom institutional portfolio mandates. Mr. Nelson joined Franklin Templeton in 2007 and co-founded the firm’s quantitative research services group upon joining the company. He moved to Franklin Templeton Investment Solutions in 2009. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams. Mr. Nelson holds a B.S. in accounting from the University of Delaware. He is a Chartered Financial Analyst (CFA) charterholder and a Chartered Alternative Investment Analyst (CAIA) charterholder. He is a member of the CFA Institute, the New York Society of Security Analysts and the Chartered Alternative Investment Analyst Association.

Adrian H. Chan, CFA, is Head of Systematic Equity and a senior vice president for FTIS. He is responsible for leading the team’s research efforts in systematic equity strategies and portfolio construction as well as quantitative equity portfolio management and custom equity solutions research. Most recently, Mr. Chan was the head of quantitative investments for FTIS, where he was also responsible for quantitative asset allocation and was a portfolio manager for the team’s target-date, traditional asset allocation, and multi-asset income strategies. Previously, Mr. Chan served as a portfolio manager within the Global Asset Allocation group at Putnam Investments. He joined Putnam Investments in 2003, where he held various roles including analyst, investment associate, and intern. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Chan holds a bachelor of arts degree in applied mathematics from Harvard University and an MBA from The Wharton School at the University of Pennsylvania. He is a Chartered Financial Analyst (CFA) charterholder.

Brett Goldstein, CFA, is Head of Multi-Asset for Franklin Templeton Investment Solutions. In his role, he oversees multi-asset portfolios and leads key investment capabilities, including alternative risk premia, asset class research, and the MosaiQ investment platform. His expertise includes managing and developing target risk, target volatility, target date, multi-asset income, risk parity, absolute return, and derivative overlay strategies. His focus has been top-down quantitative asset allocation, risk management, and portfolio construction. Mr. Goldstein is a member of the Investment Strategy & Research Committee and Policy Portfolio Positioning Group, which sets asset allocation guidance for FTIS. Most recently, Mr. Goldstein served as head of asset allocation portfolio management, where he led a team of portfolio managers responsible for multi-asset strategies. He also served as head of US retirement portfolio management, overseeing retirement glide path research and implementation in addition to serving as a portfolio manager for target date, traditional asset allocation, and multi-asset income strategies. Before Franklin Templeton, he was the co-chief investment officer for the Global Asset Allocation group at Putnam Investments, and a member of the firm’s Operating Committee, directing overall strategy and positioning of the team’s offerings. He also served as a portfolio manager of Putnam Investments’ target date, traditional asset allocation, multi asset income, and total return strategies. Mr. Goldstein started his career at Putnam in 2010 and also held various roles including analyst and investment associate within the Global Asset Allocation group. When Putnam Investments merged with Franklin Templeton, its Global Asset Allocation group combined with FTIS. Mr. Goldstein holds two bachelor of science degrees in biometry and statistics and finance and an MPS in finance, all from Cornell University. He is a Chartered Financial Analyst (CFA) charterholder.

Laura Green, CFA, is a vice president and portfolio manager for FTIS. In her role as portfolio manager for target-risk, traditional asset allocation, and model portfolio strategies, she is responsible for strategic, dynamic and manager allocation decisions. Ms. Green joined Franklin Templeton Investment Solutions in 2020 from QS Investors, where she was a member of the portfolio management team responsible for target-date, target-risk, volatility managed and outcome-oriented onshore and offshore strategies since 2010. QS Investors combined with Franklin Templeton Multi-Asset Solutions in 2020 to create Franklin Templeton Investment Solutions. She previously was a member of the Deutsche Asset Management Quantitative Strategies group, where she held portfolio manager and portfolio assistant positions. Ms. Green holds a bachelor of arts degree in communication from the University of Pennsylvania. She is a Chartered Financial Analyst (CFA) charterholder.

The table in the subsection of the SAI entitled “Portfolio Managers — Other Accounts,” solely as it relates to Franklin Advisers, is deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of April 30, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Franklin Advisers	Brett Risser	9	5,556.8	13	1,993.6	4[19]	1,493.9
	Chris Floyd, CFA	18	14,913.6	19	4,826.9	9[20]	2,493.8
	Thomas A. Nelson, CFA, CAIA	49	27,734.0	89	28,629.7	323[23]	7,237.8
	Adrian H. Chan, CFA[25]	31	14,514.4	37	17,399.8	4	1,471.8
	Brett Goldstein, CFA[25]	38	16,313.5	28	16,301.8	11	65.3
	Laura Green, CFA[25]	17	14,230.8	28	6,829.6	274[24]	5,605.7
19	There is 1 account with $610.57 million as of April 30, 2026, that is subject to a performance-based advisory fee.
20	There is 1 account with $610.57 million as of April 30, 2026, that is subject to a performance-based advisory fee.
23	There is 1 account with $0.09 million as of April 30, 2026, that is subject to a performance-based advisory fee.
24	There are 2 accounts with $82.81 million as of April 30, 2026, that are subject to a performance-based advisory fee.
25

Messrs. Chan and Goldstein and Ms. Green became portfolio managers of the Fund on June 1, 2026. The information presented in this table is as of April 30, 2026, at which time Messrs. Chan and Goldstein and Ms. Green were not portfolio managers of the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus, Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.